Exhibit 99.2b

        CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Report of Mutual of America Institutional Funds, Inc.
(the "Institutional Funds") on Form N-CSR for the semi-annual period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Greed, Chairman of the Board, President and Chief Executive Officer of the Institutional Funds, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds for the period ended June 30, 2005.

Dated: August 26, 2005

                      /s/ JOHN R. GREED
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                      John R. Greed
                      Chairman of the Board,
                      President and Chief Executive Officer of
                      Mutual of America Institutional Funds, Inc.